Exhibit 99

                                November 14, 2005


VIA HAND DELIVERY

The Beard Company
Attn:  Herb Mee, Jr., President
       W.M. Beard, Chairman
Enterprise Plaza, Suite 320
5600 N. May Ave.
Oklahoma City, OK  73112

Gentlemen:

     Reference is made to that certain Call Option Agreement dated April 10, 1996 between The Beard Company ("Beard") and Richard R. Dunning, Larry D. Hartzog, and Michael C. Black (collectively, the "Shareholders") pursuant to which Beard granted the Shareholders an option (the "Option") to purchase 144,000 shares of the voting common stock (the "Shares") of Cibola Corporation, a Wyoming corporation ("Cibola").

     Please allow this letter to serve as the notice contemplated under Section 3(a)(iii) of the Call Option Agreement of our election to exercise the Option for all of the Shares. This election is being made in reliance upon and in accordance with the agreements made in our letter agreement dated November 4, 2005, a copy of which is attached.

     The Shares will be purchased by us (or our designees to be named prior to the closing) in the percentages set forth on Exhibit "A" hereto.

     In accordance with the Call Option Agreement, we each severally represent to Beard that we will be acquiring the Shares for our own account, not as a nominee or agent, and not with a view toward, or for resale in connection with, any redistribution thereof, and we jointly and severally hereby guarantee the prompt and full payment of any obligations of Cibola under the Tax Sharing Agreement.

     Payment of the option price shall be Cibola's cancellation of the Nonrecourse Secured Promissory Note dated April 10, 1996 (the "Note"); that is, it shall be treated as if we had paid to Beard whatever the outstanding balance of the Note is, with Beard then paying that amount to Cibola in satisfaction and cancellation of Beard's obligations under the Note, and upon such cancellation of the Note, we agree that the security interest created by that certain Security Agreement dated April 10, 1996 between Cibola, as Secured Party, and Beard, as Debtor, shall be terminated, and we shall cause Cibola to execute such documents as Beard may reasonably request evidencing the cancellation of the Note and the termination of such security interest.

     To consummate the transactions contemplated by the exercise of the Option, we will require that (i) Beard deliver to us original Stock Certificate No. 004 for 144,000 shares, duly endorsed, and accompanied by a duly executed stock power, and (ii) Messrs. Mee and Beard deliver to Cibola their respective resignations from the Cibola board of directors. For your convenience, we have enclosed execution versions of the Stock Assignments and Powers of Attorney that we will require, as well as the referenced resignations.

     The exercise of the Option, the transfer of Shares and the resignation described above shall be effective as of 12:01 a.m. on December 1, 2005.

     We further agree that (i) this letter may be executed in two or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same letter, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart, and (ii) any counterpart hereof signed and transmitted by any party hereto (or their counsel) by facsimile machine, telecopier or electronic mail shall be treated as an original provided that any such transmission by electronic mail shall be effective only if transmitted in ..pdf format, .tif format or other format in which the text is not readily modifiable by any recipient thereof.

                                    * * * * *


                                   Sincerely,

                               /s/ Richard R. Dunning
                                   Richard R. Dunning, individually and on
                                   behalf of the general partner of
                                   Dunning Family Limited Partnership

                               /s/ Larry D. Hartzog
                                   Larry D. Hartzog

                               /s/ Michael C. Black
                                   Michael C. Black, individually
                                   and as Trustee of the
                                   Michael C. Black Revocable Trust


AGREED TO AND ACCEPTED
THIS 28th DAY OF November, 2005:

The Beard Company

By:    /s/Herb Mee, Jr.
Name:     Herb Mee, Jr.
Title:    President

cc:  Gary F. Fuller, Esq. (McAfee & Taft)

                                   EXHIBIT "A"


             Richard R. Dunning                                 61.6%
             Larry D. Hartzog                                   20.8%
             Michael C. Black                                   17.6%

                                November 4, 2005

                                      COPY


VIA HAND DELIVERY

The Beard Company
Attn:  Herb Mee, Jr., President
       W.M. Beard, Chairman
Enterprise Plaza, Suite 320
5600 N. May Ave.
Oklahoma City, OK  73112

Gentlemen:

     Reference is made to that certain Call Option Agreement dated April 10, 1996 between The Beard Company ("Beard") and Richard R. Dunning, Larry D. Hartzog, and Michael C. Black (collectively, the "Shareholders") pursuant to which Beard granted the Shareholders an option (the "Option") to purchase 144,000 shares of the voting common stock (the "Shares") of Cibola Corporation, a Wyoming corporation ("Cibola").

     Upon receipt from Beard of an originally countersigned version of this letter indicating Beard's agreement to the terms set forth herein, we will immediately deliver to Beard the notice contemplated under Section 3(a)(iii) of the Call Option Agreement of our election to exercise the Option for all of the Shares. The Shares will be purchased by us (or our designees) in the percentages set forth on Exhibit "A" hereto. In that notice we will also, in accordance with the Call Option Agreement, each severally represent to Beard that we are acquiring the Shares for our own account, not as a nominee or agent, and not with a view toward, or for resale in connection with, any redistribution thereof, and jointly and severally agree to guarantee the prompt and full payment of any obligations of Cibola under the Tax Sharing Agreement. Also, our notice will include statements that (i) payment of the option price shall be Cibola's cancellation of the Nonrecourse Secured Promissory Note dated April 10, 1996 (the "Note"); that is, it shall be treated as if we had paid to Beard whatever the outstanding balance of the Note is, with Beard then paying that amount to Cibola in satisfaction and cancellation of Beard's obligations under the Note, and (ii) upon such cancellation of the Note, we agree that the security interest created by that certain Security Agreement dated April 10, 1996 between Cibola, as Secured Party, and Beard, as Debtor, shall be terminated, and we shall cause Cibola to execute such documents as Beard may reasonably request evidencing the cancellation of the Note and the termination of such security interest.

     To consummate the transactions contemplated by the exercise of the Option, we will require that (i) Beard deliver to us original Stock Certificate No. 004 for 144,000 shares, duly endorsed, and accompanied by a duly executed stock power, and (ii) Messrs. Mee and Beard deliver to Cibola their respective resignations from the Cibola board of directors.

     We will require that the exercise of the Option, the transfer of the Shares and the resignations described above be effective as of 12:01 a.m. on December 1, 2005.

     As stated above, we will send Beard a notice exercising the Option provided that Beard agrees that, with respect to the Tax Sharing Agreement, all items of income accruing to Cibola and arising out of either (i) any and all capital gains realized by Cibola as a result of transactions of its securities between October 20, 2005 and through and including November 30, 2005, and (ii) any payments for sales of natural gas occurring on or after September 1, 2005 by Cibola shall be excluded for purposes of the calculations under the Tax Sharing Agreement.

     We further agree that (i) this letter may be executed in two or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same letter, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart, and (ii) any counterpart hereof signed and transmitted by any party hereto (or their counsel) by facsimile machine, telecopier or electronic mail shall be treated as an original provided that any such transmission by electronic mail shall be effective only if transmitted in ..pdf format, .tif format or other format in which the text is not readily modifiable by any recipient thereof.

     Please sign below to indicate your agreement to the terms set forth in this letter.

                                   Sincerely,

                               /s/ Richard R. Dunning
                                   Richard R. Dunning, individually and on
                                   behalf of the general partner of
                                   Dunning Family Limited Partnership

                               /s/ Larry D. Hartzog
                                   Larry D. Hartzog

                               /s/ Michael C. Black
                                   Michael  C. Black, individually
                                   and as Trustee of the
                                   Michael C. Black Revocable Trust


AGREED TO AND ACCEPTED
THIS 7th DAY OF November,

The Beard Company

By:    /s/Herb Mee, Jr.
Name:     Herb Mee, Jr.
Title:    President


cc:      Gary F. Fuller, Esq. (McAfee & Taft)

                                   EXHIBIT "A"


             Richard R. Dunning                                 61.6%
             Larry D. Hartzog                                   20.8%
             Michael C. Black                                   17.6%